SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

                                webMethods, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15681	54-1807654
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

3930 PENDER DRIVE, FAIRFAX, VIRGINIA	22030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (703) 460-2500

Item 7.          Financial Statements and Exhibits.

(c)      Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated April 3, 2003

Item 9.          Regulation FD Disclosure/Results of Operations and Financial Condition.

     On April 3, 2003, webMethods, Inc. issued a press release announcing preliminary financial information for its fiscal fourth quarter ended March 31, 2003 and its fiscal year 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.

By:	/s/ Mary Dridi
Mary Dridi Chief Financial Officer

Dated: April 3, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated April 3, 2003 *

*  This exhibit is furnished to, but not filed with, the Commission by inclusion herein.